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                                                                    EXHIBIT 99.3

               STATEMENT UNDER OATH OF PRINCIPAL FINANCIAL OFFICER
                        REGARDING FACTS AND CIRCUMSTANCES
                        RELATING TO EXCHANGE ACT FILINGS

I, Jack D. McCarthy, Chief Financial Officer and principal financial officer of The Williams Companies, Inc., state and attest that:

         (1) To the best of my knowledge, based upon a review of the covered reports of The Williams Companies, Inc., and, except as corrected or supplemented in a subsequent covered report:

                 o no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

                 o no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

         (2) I have reviewed the contents of this statement with The Williams Companies, Inc.'s Audit Committee.

         (3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a 'covered report':

                 o Annual Report on Form 10-K for the fiscal year ended December 31, 2001 filed with the Commission of The Williams Companies, Inc.;

                 o all reports on Form 10-K, Form 10-Q, all reports on Form 8-K and all definitive proxy materials of The Williams Companies, Inc. filed with the Commission subsequent to the filing of the Form 10-K identified above; and

                 o       any amendments to any of the foregoing.


  /s/ Jack D. McCarthy                      Subscribed and sworn to
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Jack D. McCarthy                            before me this 13th day of
August 13, 2002                             August, 2002.

                                              /s/ Kathleen M. Henslick
                                            ------------------------------------
                                            Notary Public

                                            My Commission Expires: 1/31/2005
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